UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Crimson Wine Group, Ltd.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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5901 Silverado Trail
Napa, California 94558

Notice of the Annual Meeting of Stockholders
To be held July 28, 2023

June , 2023
Dear Stockholders,

You are cordially invited to the 2023 annual meeting of stockholders (the “Annual Meeting”) of Crimson Wine Group, Ltd. (the “Company”) to be held on Friday, July 28, 2023, beginning at 10:00 a.m., Pacific Time in a virtual meeting format. The virtual meeting format allows all of the Company's stockholders to participate in the Annual Meeting no matter where they are located. The Annual Meeting will be held for the following purposes:

1.To elect seven members to the Company’s Board of Directors;
2.To ratify the selection of BPM LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023;
3.To approve an advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement (“say-on-pay”);
4.To approve an amendment to the current certificate of incorporation of the Company to preserve the Company’s tax benefits; and
5.To transact such other business that may properly come before the Annual Meeting or any adjournment thereof.

The Company’s Board of Directors has fixed the close of business on May 30, 2023 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

Only record holders, and people holding proxies from record holders, of the Company’s common stock as of the record date may attend the Annual Meeting.

You can participate in the Annual Meeting, which will be conducted exclusively online at https://web.lumiagm.com/228791521. To participate in the Annual Meeting, you will need to enter the password of crimson2023 (which is case-sensitive) and the 11-digit voter control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials. You can submit questions pertinent to the Company and meeting matters one hour before and during the Annual Meeting at https://web.lumiagm.com/228791521 as part of a Q&A session, as time permits.

The Annual Meeting will begin promptly at 10:00 a.m., Pacific Time. The virtual meeting room will open at 9:00 a.m., Pacific Time for registration and check-in. The Company encourages you to access the Annual Meeting prior to the start time and allow ample time for check-in procedures.

On or around June , 2023, the Company began mailing a Notice of Internet Availability of Proxy Materials to its stockholders informing them that the Company’s proxy materials, including the Proxy Statement, Annual Report on Form 10-K for the year ended December 31, 2022, and proxy card/voting instructions, are available on the Internet as of the same date. As more fully described in the Notice of Internet Availability of Proxy Materials, all stockholders may choose to access the Company’s proxy materials via the Internet or may request printed copies of the proxy materials.

For additional information regarding the virtual Annual Meeting, please see page 37 of the accompanying Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JULY 28, 2023:

The Notice of Annual Meeting, Proxy Statement, and Annual Report for the fiscal year ended December 31, 2022 are available at http://crimsonwinegroup.investorroom.com/sec-filings

YOUR VOTE IS VERY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, THE COMPANY HOPES THAT YOU WILL READ THE PROXY STATEMENT AND VOTE YOUR PROXY VIA THE INTERNET OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND COMPLETING, SIGNING, AND RETURNING THE PROXY CARD ENCLOSED THEREIN.

By Order of the Board of Directors

Tina Hilger
Corporate Secretary

PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION
DATED April 18, 2023

5901 Silverado Trail
Napa, California 94558

PROXY STATEMENT

Annual Meeting of Stockholders

This proxy statement (the “Proxy Statement”) is being furnished to the stockholders of Crimson Wine Group, Ltd., a Delaware corporation (the “Company” or “Crimson”), in connection with the solicitation of proxies by the Company’s board of directors (the “Board of Directors” or “Board”) for use in voting at the Annual Meeting of Stockholders to be held on July 28, 2023, and at any adjournments or postponements thereof (the “Annual Meeting”).
The U.S. Securities and Exchange Commission (the “SEC”) has adopted rules that allow the Company to use a “Notice and Access” model to make the Proxy Statement and other annual meeting materials available to you on the Internet. On or around June , 2023, the Company began mailing a notice to its stockholders, called the Notice of Internet Availability of Proxy Materials (the “Notice”), advising that the proxy materials, including the Proxy Statement, Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”), and proxy card/voting instructions, can be accessed on the Internet upon the commencement of such mailing. You may access these materials and vote your shares via the Internet or you may request that a printed copy of the proxy materials be sent to you. You will not receive a printed copy of the proxy materials unless you request one in the manner described in the Notice. Using the Notice allows the Company to conserve natural resources and reduces the costs of printing and distributing the proxy materials while providing the stockholders with access to the proxy materials in a fast and efficient manner via the Internet.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
TO BE HELD ON JULY 28, 2023:

The Notice of Annual Meeting, Proxy Statement, and Annual Report for the fiscal year ended December 31, 2022 are available at http://crimsonwinegroup.investorroom.com/sec-filings

THE MEETING
Date, Time and Place
The Annual Meeting will be held on July 28, 2023 at 10:00 a.m., Pacific Time, in a virtual meeting format. You can participate in the Annual Meeting, which will be conducted exclusively online at https://web.lumiagm.com/228791521. To participate in the Annual Meeting, you will need to enter the password of crimson2023 (which is case-sensitive) and the 11-digit voter control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.
Matters to be Considered
At the Annual Meeting, stockholders will be asked to consider and vote:
1.To elect seven members to the Board of Directors;
2.To ratify the selection of BPM LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023;
3.To approve the advisory resolution approving the compensation of the Company’s named executive officers as set forth in the Proxy Statement (“say-on-pay”); and
4.To approve an amendment to the current certificate of incorporation of the Company to preserve the Company’s tax benefits.
See “PROPOSAL 1: ELECTION OF DIRECTORS,” “PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM,” “PROPOSAL 3: SAY-ON-PAY ADVISORY VOTE,” and “PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE CURRENT CERTIFICATE OF INCORPORATION OF THE COMPANY” for additional information.
The Board of Directors does not know of any matters to be brought before the meeting other than as set forth in the Notice. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.
Record Date; Shares Outstanding and Entitled to Vote
 Stockholders of record as of the close of business on May 30, 2023 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were        common shares outstanding and entitled to vote, with each share entitled to one vote.
Quorum for the Annual Meeting
Holders of record of a majority of the issued and outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors must be present, in person or by proxy, for the transaction of business at the Annual Meeting. This is called a quorum. Abstentions, votes withheld and broker non-votes (as defined below) are counted for purposes of determining whether a quorum is present. If a quorum is not present, the Company may propose to adjourn the Annual Meeting and reconvene the Annual Meeting at a later date.

Broker Non-Votes
A “broker non-vote” occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Under New York Stock Exchange rules applicable to brokers (which are also applicable to companies the securities of which are traded through the OTC Markets), brokers may not vote on “non-routine” proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as “non-votes.” The proposals to elect directors (Proposal 1), to approve the advisory resolution on say-on-pay (Proposal 3), and to approve the amendment to the Company’s current certificate of incorporation (Proposal 4) are considered “non-routine” items, which means that brokerage firms may not vote in their discretion regarding these items on behalf of beneficial owners who have not furnished voting instructions. The proposal to ratify the selection of independent registered public accounting firm (Proposal 2), however, is considered a “routine” item, which means that brokerage firms may vote in their discretion regarding the selection of the Company’s independent registered public accounting firm on behalf of beneficial owners who have not furnished voting instructions. Because at least one routine item is to be voted upon at the meeting, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.
Required Votes for Each Proposal

Proposal 1: Election of Directors. Under Delaware law and the Company’s bylaws, the affirmative vote of the holders of a plurality of the common shares voted at the meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward the nominee’s achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee, broker non-votes or shares present by proxy where the stockholder withholds authority to vote for the nominee will not be counted toward the nominee’s achievement of a plurality.
Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm. Ratification of the selection of BPM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 requires the affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the effect of a negative vote. Because this is a “routine” item, the Company does not anticipate any broker non-votes, but to the extent there are, broker non-votes will have no effect on the outcome of the proposal.
Proposal 3: Say-on-Pay Advisory Vote. The approval of the advisory resolution on say-on-pay requires the affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the effect of a negative vote. Broker non-votes will have no effect on the outcome of the proposal.
Proposal 4: Approval of an Amendment to the Current Certificate of Incorporation of the Company. The approval of an amendment to the Company’s amended and restated certificate of incorporation requires the affirmative vote of the majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes are considered in determining the number of votes necessary for approval of the proposal and will therefore have the effect of a negative vote.
Voting and Revocation of Proxies
Stockholders are requested to vote either by proxy or electronically at the virtual Annual Meeting. If you choose to vote by proxy, you may do so via the Internet or by requesting a printed copy of the proxy materials and mailing in the enclosed proxy card.

Voting instructions are provided on the Notice and the proxy card. Even if you plan to attend the virtual Annual Meeting, the Board recommends that you submit a proxy in advance via the Internet or by mail. In this way, your shares of common stock will be voted as directed by you even if you should become unable to attend the virtual Annual Meeting. If a stockholder does not return a signed proxy card, and does not attend the virtual meeting and vote electronically, such stockholder’s shares will not be voted.
If your shares are held in the name of a broker, bank or other agent, follow the voting instructions on the form you receive from such entity.
Shares of the Company’s common stock represented by properly executed proxies received by the Company that are not revoked will be voted at the virtual meeting in accordance with the instructions contained therein. Subject to the broker non-vote rules discussed above under “Required Votes for Each Proposal,” if instructions are not given, proxies will be voted for the election of each nominee for director named, for ratification of the selection of the independent registered public accounting firm, for the approval of the advisory resolution on say-on-pay, and for approval of the amendment to the Company’s amended and restated certificate of incorporation.
Any proxy signed and returned by a stockholder may be revoked at any time before it is exercised by giving written notice of revocation to the Corporate Secretary of the Company, at the address set forth herein, by executing and delivering a later-dated proxy in writing, or by voting electronically at the virtual meeting. Attendance at the virtual meeting will not in and of itself constitute revocation of a proxy. If your shares are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on the Record Date in order to electronically vote your shares at the Annual Meeting.
Dissenters’ Rights
Under Delaware law, stockholders are not entitled to dissenters’ rights in connection with any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as result of the approval of any of the proposals.
Proxy Solicitation
The Company will bear the costs of solicitation of proxies for the meeting. In addition to solicitation by mail, directors, officers and regular employees may solicit proxies from stockholders by telephone, in person, electronic communication or otherwise. These directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of shares of common stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.
Independent Registered Public Accounting Firm
The Company has been advised that representatives of BPM LLP, the Company’s independent registered public accounting firm for 2023 and for the fiscal year ended December 31, 2022, will attend the virtual Annual Meeting and have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PROPOSAL 1: ELECTION OF DIRECTORS
At the Annual Meeting, seven directors are to be elected to serve until the next annual meeting or until their successors are elected and qualified. All of the following nominees are currently serving as directors. The persons named in the accompanying proxy card have advised that, unless contrary instructions are received, they intend to vote for the seven nominees named by the Board of Directors and listed on the following table. The Board of Directors expects that each of the nominees will be available for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the accompanying proxy card have advised that they will vote for such substitute nominees as the Board of Directors may propose.
Each of the biographies of the nominees for election as directors below contains information regarding the person’s service as a director, business experience, director positions with other public companies held currently or at any time during the past five years, and the experience, qualifications, attributes and skills that caused the Board of Directors to determine that the person should be nominated as a director of the Company at the Annual Meeting.

Name and present position, if any, with the Company	Age, period served as director, other business experience during the last five years and family relationships, if any
John D. Cumming	John D. Cumming, age 55, was elected as Chairman of Crimson in June 2015 after serving as a director of the Company since February 2013. Mr. Cumming is Founder and Executive Chairman of POWDR Corp., a private ski resort and summer camp operating company. In addition to leading POWDR Corp., Mr. Cumming holds many positions in related fields, including Chairman of Snowbird Holdings LLC, Board Member of the Cumming Foundation, Chairman of Cumming Capital Management, formerly known as American Investment Company, Chairman of Cumming Trust Management and U.S. Ski & Snowboard Foundation Trustee. He is Founder and Chairman Emeritus of The Park City Community Foundation, Chairman Emeritus of Outside TV and a founding shareholder of Mountain Hardwear.
Annette D. Alvarez-Peters	Annette D. Alvarez-Peters, age 61, was elected as a director of the Company in May 2021. She is the founder of annette a.p. Wine & Spirits Inc., a consultancy focused on business development and merchandising for the wine and spirits industry. Ms. Alvarez-Peters previously had a 37-year career with Costco Wholesale, including 25 years in the Beverage Alcohol Department, retiring as Assistant Vice President and General Merchandise Manager. A top leader in the industry, Alvarez-Peters has been recognized by M. Shanken Communications, publisher of Wine Spectator; Wine Business Monthly; Decanter; and Wine Enthusiast. She holds the Diploma Certification from the Wine & Spirits Education Trust and the Certified Wine Educator designation from the Society of Wine Educators.
Douglas M. Carlson	Douglas M. Carlson, age 66, was elected as a director of the Company in March 2013. Mr. Carlson was appointed CEO of Good Idea, Inc. in January 2022. Good Idea produces the first functional beverage clinically proven to boost metabolism, harness natural energy and to help balance blood sugar. In addition, from August 2015 to June 2022, he served as CEO and Chairman of Tommy's Superfoods, LLC. From October 2013 to July 2015, Mr. Carlson was the Executive Vice President and Chief Marketing Officer of NOOK Media LLC, a subsidiary of Barnes & Noble, Inc. From April 2010 to September 2013, Mr. Carlson was Managing Partner of Rancho Valencia Resort & Spa, a tennis resort that includes fractional real estate. Prior to that, Mr. Carlson was Executive Chairman and Managing Director of Zinio, LLC and VIV Publishing, a digital publishing, retail and distribution platform for magazines, since 2005. Mr. Carlson co-founded FIJI Water Company LLC, Inc. in 1996 and served as its Chief Executive Officer from 1996 to 2005. Prior to joining FIJI, Mr. Carlson served as the Senior Vice President and Chief Financial Officer for The Aspen Skiing Company, from 1989 to 1996. Mr. Carlson has managerial and investing experience both within and outside the hospitality industry, as well as having been a certified public accountant.

Avraham M. Neikrug	Avraham M. Neikrug, age 53, was elected as a director of the Company in February 2013. Mr. Neikrug has been the Managing Partner of Goldenhill Ventures, a private investment firm that specializes in buying and building businesses in partnership with management, since June 2011. Mr. Neikrug has managerial and investing experience in a broad range of businesses through his founding and operating of JIR Inc., a company involved in the development of regional cable television throughout Russia, JIRP, a business-to-business internet service provider (ISP) based in Austria, and M&A Argentina, a private equity effort in Argentina. Avraham M. Neikrug’s father is a first cousin to Joseph S. Steinberg.
Colby A. Rollins	Colby A. Rollins, age 48, was elected as a director of the Company on April 25, 2018. Mr. Rollins is currently the Managing Director and Co-CEO of Cumming Capital Management, a family-owned investment company with diversified holdings. Previously, he served as the Chief Operations Officer of Cumming Capital Management from January 2009 to December 2021. John Cumming, Chairman of Crimson Wine Group is also the Chairman of Cumming Capital Management. Mr. Rollins served as a Director, Chief Operations Officer, and Chief Financial Officer of Wing Enterprises, Inc., a privately-owned ladder company, from 2004 to 2008. He also has managerial and investment experience, including serving on the board of directors for Powdr Corporation, IPT, LLC (dba Pay Lock Parking Solutions), MTI Partners, LLC, PMH Investors, LLC, Snowbird Holdings, LLC, City Roasting Company, LLC and Pawtree, LLC. Mr. Rollins was also a certified public accountant with Deloitte and Touche.
Joseph S. Steinberg	Joseph S. Steinberg, age 79 was elected as a director of the Company in February 2013. Mr. Steinberg has been Chairman of the Board of Directors of Jefferies Financial Group, Inc. since its 2013 merger with Leucadia National Corporation, where he served as Director and President beginning in 1979. Prior to the merger, he served on the Board of Directors of Jefferies Group, Inc. for several years. Mr. Steinberg has represented Jefferies’ investments by serving on several boards, including the boards of directors of HomeFed Corporation until its merger with Jefferies Financial Group in 2019; HRG Group, Inc.; Spectrum Brands Holdings, Inc.; and Fidelity & Guaranty Life. Recently, Mr. Steinberg served on the board of Pershing Square Tontine Holdings, Ltd. Mr. Steinberg is the Chairman of St. Ann’s Warehouse, a theater in DUMBO, Brooklyn, a Life Trustee of New York University, and Trustee of the National Film Preserve, the presenter of the Telluride Film Festival. A graduate of New York University in 1966 and the Harvard Business School in 1970, Mr. Steinberg previously served as a Peace Corps Volunteer in Jamaica, Wisconsin.
Luanne D. Tierney	Luanne D. Tierney, age 60, was elected as a director of the Company on November 5, 2018. Ms. Tierney is a Marketing Technology Executive, currently the Chief Marketing Officer at Mission Cloud. Ms. Tierney is a seasoned board director, and advisor with a broad depth of experience driving companies to best leverage technology, data, information, and the cloud in the digital age. Ms. Tierney has over 25 years in leadership, marketing strategy roles, and driving growth through partner ecosystems. Ms. Tierney has deep Go-To-Market and P&L experience navigating through multiple stages of growth, global expansion, leadership transitions, strategy development, planning, people, and change management. She is an active board director and advisor for both public and private companies. Ms. Tierney is a guest lecturer at Pepperdine Graziadio School of Business. She is active in multiple organizations that support and prepare women in technology to advance their careers. She is a frequent speaker for industry events, leadership panels, and in university courses.
The Board of Directors recommends a vote FOR the above-named nominees.

INFORMATION CONCERNING
THE BOARD OF DIRECTORS AND BOARD COMMITTEES
Director Independence
The Board of Directors has determined that Messrs. Cumming, Steinberg, Neikrug, Carlson, Rollins and Mses. Tierney and Alvarez-Peters are independent applying the NASDAQ Stock Market’s listing standards for independence.
Certain Relationships and Related Person Transactions
Since January 1, 2021, the Company did not have any transactions to which it has been a participant that involved amounts that exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of the Company’s directors, executive officers or any other “related person” as defined in Item 404(a) of Regulation S-K had or will have a direct or indirect material interest.

Policies and Procedures with Respect to Transactions with Related Persons
The Board has adopted a written policy for the review, approval and ratification of transactions that involve “related persons” and potential conflicts of interest (the “Related Person Transaction Policy”).

The Related Person Transaction Policy applies to each director and executive officer of the Company, any nominee for election as a director of the Company, any security holder who is known to own of record or beneficially more than five percent of any class of the Company’s voting securities, any immediate family member of any of the foregoing persons, and any corporation, firm, association or other entity in which one or more directors of the Company are directors or officers, or have a substantial financial interest (each a “Related Person”).

Under the Related Person Transaction Policy, a Related Person Transaction is defined as a transaction or arrangement involving a Related Person in which the Company is a participant or that would require disclosure in the Company’s filings in accordance with SEC rules.

Under the Related Person Transaction Policy, Related Persons must disclose to the Audit Committee any potential Related Person Transactions and must disclose all material facts with respect to such transactions. All Related Person Transactions will be reviewed by the Audit Committee and, in its discretion, approved or ratified. In determining whether to approve or ratify a Related Person Transaction, the Audit Committee will consider the relevant facts and circumstances of the Related Person Transaction, which may include factors such as the relationship of the Related Person with the Company, the materiality or significance of the transaction to the Company and the Related Person, the business purpose and reasonableness of the transaction, whether the transaction is comparable to a transaction that could be available to the Company on an arms-length basis, and the impact of the transaction on the Company’s business and operations.

From time to time, the Company’s directors and officers may engage in purchases of company products at substantial discounts (but not below cost) as determined to be reasonable under the circumstances. Generally, the Company does not believe any such transactions to be material to the Company or the Related Person and do not believe that any such transactions would impair the independence of any director. The Board has considered these possible purchases under the Related Person Transaction Policy and has determined that no such purchase will require prior approval by the Audit Committee.

Procedures for Recommending Nominees
A stockholder entitled to vote in the election of directors may nominate one or more persons for election as director at a meeting if written notice of that stockholder’s intent to make the nomination has been given to the Company, with respect to an election to be held at an annual meeting of stockholders, no earlier than 150 days and no later than 120 days before the first anniversary of the last annual meeting, and, with respect to an election to be held at a special meeting of stockholders, no earlier than 150 days before such special meeting and no later than 120 days before such special meeting. The notice shall provide such information as required under the Company’s bylaws, including, without limitation, the name and address of the stockholder and their nominees, a representation that the stockholder is entitled to vote at the meeting and intends to nominate the person, a description of all arrangements or understandings between the stockholder and each nominee, other information as would be required to be included in a proxy statement soliciting proxies for the election of the stockholder’s nominees, the consent of each nominee to serve as a director of the Company if so elected, information concerning the stockholder’s direct and indirect ownership of securities of the Company, including with respect to any beneficial owner of securities of the Company held by the stockholder, and compensation received by or relationships between such stockholder with respect to the securities of the Company from any beneficial owner of such securities. The Company may require any proposed nominee to furnish other information as it may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company. Please refer to the Company’s bylaws for additional information and requirements regarding director nominations from stockholders. When evaluating nominees, the Company is committed to considering qualified candidates with a diversity of experience and perspective, including diversity with respect to areas of expertise, gender, race, ethnicity, experience and geography.
The Company did not receive any nominations from stockholders for election as directors at the Annual Meeting. See “PROPOSALS BY STOCKHOLDERS” below for the deadline for nominating persons for election as directors for the 2024 annual meeting of stockholders.
Board Committees
The Board of Directors has standing Audit, Compensation, and Nominating Committees. The Board of Directors determined that establishing these standing committees is an important element of sound corporate governance.

Audit Committee
The Board of Directors has adopted a charter for the Audit Committee, which is available on the Company’s website at https://crimsonwinegroup.investorroom.com/corporate-governance. The Audit Committee consists of Mr. Carlson, who serves as the Chairman, Mr. Neikrug and Mr. Rollins. The Board of Directors has determined that Mr. Carlson is qualified as an audit committee financial expert within the meaning of regulations of the SEC and that each of Messrs. Carlson, Neikrug and Rollins is independent applying the NASDAQ Stock Market’s listing standards for independence and the SEC’s independence requirements for audit committee members. During 2022, the Audit Committee met four times.
Compensation Committee
The Compensation Committee, formed in 2018, (i) reviews and approves the compensation of the Company’s executive officers, (ii) establishes, oversees and administers compensation policies and programs for the Company’s employees, and (iii) administers the Company’s incentive compensation plan. The Board of Directors has adopted a charter for the Compensation Committee, which is available on the Company’s website at https://crimsonwinegroup.investorroom.com/corporate-governance. The Compensation Committee currently consists of Mr. Rollins, who serves as the Chairman, and Mr. Neikrug, each of whom is independent applying the NASDAQ Stock Market’s listing standards for independence and the SEC’s independence requirements for compensation committee members. Each member of the Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). During 2022, the Compensation Committee met three times.
Pursuant to its charter, the Compensation Committee has the authority, as it deems appropriate and to the extent permitted under applicable law, to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees or officers of the Company. The Compensation Committee is also authorized under its charter to retain and obtain the advice and assistance of compensation consultants and other advisors to help the Compensation Committee carry out its responsibilities. In 2022, at the request of the Compensation Committee, the Company’s management engaged Frederic W. Cook & Co. (“FW Cook”) to provide the Compensation Committee with comparable compensation data for the Company’s executive officers and to provide data from a comparable set of other public companies to determine the 25th, 50th, and 75th percentiles for base salary, annual incentive programs and long-term incentive plans. FW Cook did not perform any services for the Company in 2022 other than the services requested by the Compensation Committee with respect to executive compensation as described herein.

Nominating Committee
The Nominating Committee, formed in 2021, evaluates and nominates candidates for appointment or election to the Board, as applicable. The Board of Directors has adopted a charter for the Nominating Committee, which is available on the Company’s website at https://crimsonwinegroup.investorroom.com/corporate-governance. The Nominating Committee currently consists of Mr. Neikrug, who serves as the Chairman, Mr. Steinberg and Mr. Rollins, each of whom is independent applying the NASDAQ Stock Market’s listing standards for independence for nominating committee members. Each member of the Nominating Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Code. During 2022, the Nominating Committee met one time.
The Nominating Committee is responsible for determining the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”). The Nominating Committee is also responsible for nominating qualified candidates to serve on the Board of Directors, taking into account the composition and skills of the entire Board and specifically ensuring a sufficient number of the members of the Board are financially literate. The Nominating Committee may, at its sole discretion, obtain third-party resources to assist in the process and make final director candidate recommendations to the Board. The basic qualifications that the Nominating Committee looks for in a director include such factors as: integrity and accountability; informed judgment; peer respect; and high performance standards.

The Nominating Committee shall periodically review the appropriate skills and characteristics of members of the Board. While there is no formal policy for considering diversity when evaluating nominees, the Nominating Committee, as well as any third-party search firm that it engages, is committed to considering qualified candidates with a diversity of experience and perspective, including diversity with respect to areas of expertise, gender, race, ethnicity, experience and geography. This assessment includes the following factors: diversity (including diversity of skills, background, and experience); business and professional background; financial literacy and expertise; availability and commitment; independence; and other criteria that the Nominating Committee or the full Board finds relevant.

The Nominating Committee considers nominees recommended by stockholders under the same standards as other nominees. Stockholders who wish to submit recommendations for director nominees may do so by following the procedures listed under the section titled “—Procedures for Recommending Nominees.”

Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee during 2022 were Messrs. Rollins and Neikrug. No member of the Compensation Committee was at any time during the past fiscal year an officer or employee of the Company, was formerly an officer of the Company or any of its subsidiaries, or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity that has one or more executive officers who served as a director of or member of the Compensation Committee of the Company.
Board Structure and Risk Oversight
John D. Cumming serves as the Company’s Chairman. Jennifer L. Locke serves as the Company’s Chief Executive Officer. As Chairman, Mr. Cumming focuses primarily on long-term strategic issues facing the Company along with the rest of the Board. As Chief Executive Officer, Ms. Locke focuses primarily on the Company’s day-to-day operations and management of the Company’s business. The Board believes that this is an effective leadership structure from which the Company has benefited as it strengthens the Company’s ability to pursue its strategic and operational objectives.

The Board is responsible for the general oversight of risks that affect the Company. The Board regularly receives reports on the operations of the Company from the Chief Executive Officer and other members of management and discusses the risks related thereto. The Board also fulfills its oversight role through the operation of its Audit Committee, which is composed of independent directors. The Audit Committee has responsibility for risk oversight in connection with its review of the Company’s financial reports filed with the SEC. The Audit Committee receives reports from the Company’s Chief Financial Officer, the Company’s Chief Executive Officer and the Company’s independent registered public accounting firm in connection with the review of the Company’s quarterly and annual financial statements regarding significant transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, the Company’s independent registered public accounting firm also communicates its assessment of management’s conclusions. The Audit Committee also oversees compliance with the Related Person Transactions Policy. Additionally, the Compensation Committee oversees risks relating to the compensation and incentives provided to the Company's employees.

Attendance
During 2022, the Board of Directors met five times. In 2022, all directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of the committees on which they served (during the periods for which they served on the Board and such committees). It is the Company’s policy that each director is expected to dedicate sufficient time to the performance of his or her duties as a director, including by attending meetings of the stockholders, the Board of Directors and committees of which he or she is a member. All seven of the Company’s then-directors attended the 2022 Annual Meeting of Stockholders.

Communicating with the Board
Stockholders and other parties interested in communicating directly with the Board of Directors as a group may do so by writing to the Corporate Secretary, Crimson Wine Group, 5901 Silverado Trail, Napa, California 94558. The Corporate Secretary will review all correspondence and regularly forward to the Board of Directors a summary of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that the Corporate Secretary otherwise determines requires attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of all such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the chairperson of the Audit Committee.
Code of Business Practice
The Company has a Code of Business Practice, which is applicable to all of its directors, officers and employees, and includes a Code of Practice applicable to its principal executive officers and senior financial officers. Both the Code of Business Practice and the Code of Practice are available on the Company’s website, www.crimsonwinegroup.com, or in print to any stockholder who requests it as set forth under Part IV, Item 15(b) of the Annual Report. The Company intends to post amendments to, or waivers from, the Code of Business Practice or the Code of Practice on its website as required by applicable law.
Board Oversight of Social Responsibility
Crimson and its Board are committed to social responsibility—both to preserve the Company’s estate vineyards for future generations and to create higher quality wines. The Company is continuously cultivating and expanding its sustainable farming and winemaking practices. The Company has joined forces with the Porto Protocol, a nonprofit organization with members united by a commitment to making a greater contribution to mitigate climate change. In addition, many of the Company’s vineyards are certified sustainable through a number of organizations (California Sustainable Winegrowing Alliance, Napa Green, Low Input Viticulture and Enology, Sustainability in Practice, along with several others). Some examples of Crimson’s sustainable practices include waste reduction programs and resource preservation through a combination of electrical and water conservancy. In addition, the Company has formed a Carbon Neutral Council with commitments to become carbon neutral and to minimize the Company’s carbon footprint. In 2022, Crimson’s carbon emissions were audited and its carbon inventory is now certified ISO 14065. Furthering these efforts, Crimson has joined the International Wineries for Climate Action (“IWCA”). IWCA members follow science-based solutions to reduce their greenhouse gas (“GHG”) emissions and are adhering to the United Nation race to zero campaign that requires Crimson to halve GHG emissions by 2030 and to achieve net zero emissions by 2050. All of the Company’s estate properties also pursue local sustainability initiatives. As the Company considers social responsibility, it engages with all aspects of its business. The Company engages all of its stakeholders—viticulture, winemaking, packaging, employees, sales, marketing and its communities—in order to make the biggest impact possible. Management reports on these initiatives to the Board on a regular basis. Additional information on the Company’s sustainability efforts can be found at www.crimsonwinegroup.com/about/sustainability.
Hedging
The Company does not have any policies that prevent employees (including officers) or directors from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

INFORMATION ON STOCK OWNERSHIP
Present Beneficial Ownership
Set forth below is certain information as of April 7, 2023, the Record Date, with respect to the beneficial ownership of common shares, determined in accordance with Rule 13d-3 of the Exchange Act by (1) each person who, to the Company’s knowledge, is the beneficial owner of more than five percent of the total outstanding common shares, which is the Company’s only class of voting securities, (2) each director, (3) each of the executive officers named in the Summary Compensation Table under “Executive Compensation,” (4) charitable foundations established by its directors and (5) all of its executive officers and directors as a group. The percentage ownership information under the column entitled “Percent of Class” is based on 21,443,814 shares of our common stock outstanding as of April 7, 2023. Unless otherwise stated, (i) the business address of each person listed is c/o Crimson Wine Group, 5901 Silverado Trail, Napa, CA 94558 and (ii) each person and entity listed has sole voting power and sole dispositive power with respect to the shares indicated as beneficially owned.

Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership		Percent of Class
Named directors and executive officers
John D. Cumming	3,521,321	(a)(h)(j)	16.4%
Joseph S. Steinberg	3,282,358	(b)(i)	15.3%
Jennifer L. Locke	98,900	(c)	0.5%
Nicolas M.E. Quillé	26,500	(d)	0.1%
Karen L. Diepholz	25,500	(d)	0.1%
Douglas M. Carlson	5,000		*
Avraham M. Neikrug	4,000		*
Colby A. Rollins	1,000		*
Luanne D. Tierney	—		*
Annette D. Alvarez-Peters	—		*
All directors and executive officers as a group (10)	6,964,579		32.5%
Charitable foundations and 5% or greater stockholder
Cumming Foundation	27,486	(e)	0.1%
Joseph S. and Diane H. Steinberg 1992 Charitable Trust	33,000	(f)	0.2%
The Ian M. Cumming Charitable Lead Annuity Trust	2,410,828	(g)	11.2%
PO Box 4902
Jackson, WY 83001
Beck, Mack & Oliver LLC	2,021,617	(h)	9.4%
565 Fifth Avenue
New York, NY 10017
Mario J. Gabelli	1,225,503	(i)	5.7%
One Corporate Center
Rye, New York 10580-1435
* Less than 0.1%.
(a)Includes 1,110,493 (5.2%) shares owned directly by Mr. John D. Cumming and 2,410,828 (11.2%) shares owned by The Ian M. Cumming Charitable Lead Annuity Trust (the “CLAT”).
(b)Includes 1,158,229 (5.4%) shares owned directly owned by Mr. Joseph S. Steinberg and 13,920 (less than 0.1%) shares of common stock beneficially owned by Mr. Steinberg’s wife and daughter, 1,786,627 (8.3%) shares of common stock held by corporations that are wholly owned by Mr. Steinberg, or held by corporations that are wholly owned by family trusts as to which Mr. Steinberg has sole voting and dispositive control, or held by such trusts, and 323,582 (1.5%) shares of common stock held in a trust for the benefit of Mr. Steinberg’s children as to which Mr. Steinberg may be deemed to be the beneficial owner.
(c)Amount represents shares issuable to Ms. Locke upon exercise of options that have vested as of March 3, 2023.
(d)Amounts include shares issuable to Mr. Quillé and Ms. Diepholz upon exercise of options that have vested as of March 3, 2023.
(e)Mr. John D. Cumming is a trustee of the Cumming Foundation, a private charitable foundation, and disclaims beneficial ownership of the shares of common stock held by the foundation.
(f)Mr. Steinberg and his wife are the trustees of the charitable trust.  Mr. Steinberg and his wife disclaim beneficial ownership of the shares of common stock held by the charitable trust.
(g)Based on a Schedule 13D/A filed by the CLAT, Teton Holdings Corporation CCS (“Teton”), John D. Cumming, David Cumming and the Estate of Ian M. Cumming with the SEC on May 28, 2021. Teton is the trustee of the CLAT, and each of Mr. John D. Cumming and Mr. David Cumming owns a 50% interest in Teton and serves as a member of the board of directors and as a member of the investment committee of Teton. The CLAT and Teton reported sole voting and dispositive power over the 2,410,828 shares held by the CLAT, and each of Mr. John D. Cumming and Mr. David Cumming reported shared voting and dispositive power over the 2,410,828 shares held by the CLAT.
(h)Based on a Schedule 13G filed by Beck, Mack & Oliver LLC with the SEC on February 8, 2023.
(i)Based on a Schedule 13D filed by Mr. Gabelli with the SEC on March 3, 2016. All shares are held directly or indirectly in entities that Mr. Gabelli either controls or for which he acts as chief investment officer, including 345,000 shares (1.6%) owned by GAMCO Asset Management Inc., 370,503 shares (1.7%) owned by Gabelli Funds, LLC and 510,000 shares (2.4%) owned by Teton Advisors, Inc.

As of April 7, 2023, Cede & Co. held of record 17,312,685 shares of the Company’s common stock (approximately 80.74% of the Company’s total common stock outstanding). Cede & Co. held such shares as a nominee for broker-dealer members of The Depository Trust Company, which conducts clearing and settlement operations for securities transactions involving its members.
Stockholders are advised to carefully monitor their ownership of the Company’s common stock and consult their own legal advisors and/or the Company to determine whether their ownership of the Company's common shares approaches the proscribed level.
Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of these reports filed electronically with the SEC and, with respect to Form 5, any written representations from reporting persons that no Form 5 was required, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis during fiscal year 2022.

EXECUTIVE COMPENSATION

Introduction
The Compensation Committee makes all decisions regarding executive officer compensation. The Compensation Committee periodically reviews the elements of compensation for executive officers and, subject to any existing employment agreements, sets each element of compensation for the Chief Executive Officer and the other executive officers, including annual base salary and annual incentive bonus.
Executive Officers
The following table sets forth the names of the Company’s executive officers and each such person’s position with the Company and age.

Name	Position	Age
Jennifer L. Locke	Chief Executive Officer	50
Karen L. Diepholz	Chief Financial Officer	59
Nicolas M.E. Quillé	Chief Winemaking & Operations Officer	50

Set forth below is additional information as to each executive officer.
Jennifer L. Locke, age 50, has served as Chief Executive Officer of Crimson since December 2019. Ms. Locke brings to the Company inspirational leadership skills and an industry-wide reputation for delivering results and leading high-performing teams in a collaborative and innovative style. Prior to joining Crimson, Ms. Locke was Senior Vice President of U.S. Luxury and Direct-to-Consumer Sales, Americas, at Treasury Wine Estates, a publicly traded global wine company, based in Melbourne, Australia. A Northwest native, Ms. Locke previously was Director of National Wholesale, Export and Direct-to-Consumer Sales at Willakenzie Estate and was Pacific Senior Regional Sales Manager at Chalone Wine Group. She began her hospitality industry career more than 20 years ago as a wine buyer and training manager at several fine-dining restaurants in Seattle.

Karen L. Diepholz, age 59, has served as Chief Financial Officer of Crimson since June 2018. Prior to that, Ms. Diepholz served for three years as the Chief Financial Officer of Vintage Wine Estates, a privately held wine company, where she led many aspects of the operations including treasury, and integration of acquisitions. From 2011 to 2014, Ms. Diepholz previously held the position of Vice President & Chief Financial Officer of Equinox Payments, a payment technology company, spun off from Hypercom Corporation, a New York Stock Exchange listed global payment technology company where she was the Vice President of Financial Planning and Analysis from 2008 to 2011. Ms. Diepholz also served as the Vice President, Corporate Controller at Fender Musical Instruments and spent her early career in the consumer products industry in a variety of financial and cross-functional leadership roles at The Dial Corporation, now Henkel U.S.

Nicolas M.E. Quillé, MW, age 50, has served as Chief Winemaking and Operations Officer since May 2018. Mr. Quillé previously was the General Manager and Head Winemaker of Banfi Vintners’ boutique portfolio of wineries in the Pacific Northwest. He spent the last 30 years in a variety of winegrowing positions in both France and the United States. In addition to his role with Banfi, his U.S. experience includes winegrowing and management positions with Pacific Rim and Bonny Doon. Prior to moving to the United States, Mr. Quillé worked in Burgundy (Antonin Rodet and Domaine Prieur), Provence (Domaine de la Courtade), Champagne (Laurent Perrier) and Portugal (Taylor’s Port). Mr. Quillé is a member of the Institute of Masters of Wine.

Stock Ownership Requirements
The Company does not have a formal stock ownership requirement, although two of its directors, Messrs. John D. Cumming and Joseph S. Steinberg, respectively, beneficially own approximately 16.4% and 15.3% of the Company’s outstanding common stock as of April 7, 2023.
Say-on-Pay Vote
The Company held a non-binding advisory stockholder vote on the compensation program for its named executive officers, commonly referred to as a “say-on-pay” vote, at the 2021 Annual Meeting of Stockholders. Over 90% of the voting power of shares voted at the 2021 Annual Meeting of Stockholders were cast in favor of the say-on-pay proposal. The Board considered the results of this advisory vote to be an endorsement of its compensation program, policies, practices, and philosophy for its named executive officers. The Board will continue to consider the outcome of the say-on-pay votes and its stockholder views when making compensation decisions for its named executive officers.
Accounting and Tax Matters
As of December 31, 2022, a total of 822,000 shares of option grants were issued and remained outstanding with no additional grants or stock activities related to exercises or expirations during the year. As of December 31, 2022, 111,650 shares of option grants vested and are exercisable. For additional information, refer to Note 11 “Stockholders’ Equity and Stock-Based Compensation” included in Part IV, Item 15, Exhibits and Financial Statement Schedules, of the Annual Report.
Compensation Policies and Risk Management
The Company does not have a formal compensation plan for any of its employees. Annually, the Compensation Committee will consider making incentive compensation awards that are purely discretionary, taking into account the employee’s individual performance as well as the Company’s performance for the particular year. Accordingly, the Company believes that its compensation policies do not reward employees for imprudent risk taking.
Summary Compensation Table
The following table shows, for fiscal years 2022 and 2021, all of the compensation earned by, awarded to or paid to the Company’s named executive officers.

Summary Compensation Table
Name and Principal Position	Year	Salary (1)	Bonus	Option Awards(2)	Other (3)	Total
Jennifer L. Locke	2022	$372,247	$137,955	$1,330,567	$23,695	$1,864,464
Chief Executive Officer	2021	$353,769	$—	$162,887	$16,645	$533,301
Karen L. Diepholz	2022	$312,278	$121,713	$—	$20,470	$454,461
Chief Financial Officer	2021	$303,041	$10,000	$120,931	$13,879	$447,851
Nicolas M.E. Quillé	2022	$295,533	$123,936	$—	$22,176	$441,645
Chief Operating Officer and Chief Winegrower	2021	$290,091	$—	$120,931	$14,689	$425,711

(1)Base salary under employment agreements with subsequent increases at the Board of Directors’ sole discretion.

(2)Amount represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 “Stockholders’ Equity and Stock-Based Compensation” included in Part IV, Item 15, Exhibits and Financial Statement Schedules, of the Annual Report. See “2022 Outstanding Equity Awards at Fiscal Year-End” for additional information regarding all options awards outstanding as of December 31, 2022. The option award amounts are non-cash in the year of grant as each grant has either time-based vesting requirements or both time-based and performance-based vesting requirements that must be met before a set number of shares of option grants vest and become exercisable. In addition, the total outstanding option awards have no intrinsic value as of December 31, 2022 due to all exercise prices being below the stock price at the end of the year.
(3)Includes 401(k) contributions, car allowances, and health club reimbursements paid by the Company.

2022 Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding option awards held by the Company’s named executive officers at December 31, 2022.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Jennifer L. Locke	12/04/2019 (1)	53,400	35,600	$6.87	12/03/2026
	07/06/2021 (2)	16,500	49,500	$8.88	07/06/2028
	03/11/2022 (3)	—	500,000	$7.50	03/10/2032
Karen L. Diepholz	07/06/2021 (2)	12,250	36,750	$8.88	07/06/2028
Nicolas M.E. Quillé	07/06/2021 (2)	12,250	36,750	$8.88	07/06/2028

(1)These options vest in equal annual installments over five years on each one-year anniversary of the date of grant and expire after seven years.
(2)These options vest in four equal increments on each of January 4, 2022, January 4, 2023, January 4, 2024 and January 4, 2025, and expire after seven years.
(3)These options are divided into four tranches, subject to both performance-based and time-based vesting requirements and expire ten years from the date of grant. The performance-based vesting requirements are tied to annual or cumulative Adjusted EBITDA targets, as defined within the underlying option award agreement.

Executive Agreements
Jennifer L. Locke. On December 2, 2019, the Company entered into an agreement with Ms. Locke, which was amended on March 11, 2022. The agreement continues until terminated by the Company or Ms. Locke at any time and for any reason or for no reason with or without notice. Beginning January 1, 2022, Ms. Locke is eligible for an annual bonus in an amount to be determined by the Company in its discretion up to 50% bonus target of base salary (35% bonus target of base salary prior to January 1, 2022). The amount of any annual bonus will be based upon the Company’s performance and Ms. Locke’s performance, as determined by the Company, against goals mutually agreed upon between Ms. Locke and the Company. Pursuant to the agreement, Ms. Locke is eligible to participate in a long term incentive plan, receive an annual car allowance benefit of $12,000 and participate in standard company benefits. Ms. Locke is entitled to certain benefits if her employment is terminated or upon other events. See “Potential Payments on Termination or Change of Control” below.
Karen L. Diepholz. On June 29, 2018, the Company entered into an agreement with Ms. Diepholz. The agreement continues until terminated by the Company or Ms. Diepholz at any time and for any reason or for no reason with or without notice. Ms. Diepholz is eligible for an annual bonus in an amount to be determined by the Company in its discretion up to 40% bonus target of base salary (37.5% bonus target of base salary prior to January 1, 2022). The amount of any annual bonus will be based upon the Company’s performance and Ms. Diepholz’s performance, as determined by the Company, against goals mutually agreed upon between Ms. Diepholz and the Company. Pursuant to the agreement, Ms. Diepholz is eligible to participate in a long term incentive plan, receive an annual car allowance benefit of $8,400 and participate in standard company benefits. Ms. Diepholz is entitled to certain benefits if her employment is terminated or upon other events. See “Potential Payments on Termination or Change of Control” below.

Nicolas M.E. Quillé. On March 14, 2018, the Company entered into an agreement with Mr. Quillé. The agreement continues until terminated by the Company or Mr. Quillé at any time and for any reason or for no reason with or without notice. Mr. Quillé is eligible for an annual bonus in an amount to be determined by the Company in its discretion up to 40% bonus target of base salary. The amount of any annual bonus will be based upon the Company’s performance and Mr. Quillé’s performance, as determined by the Company, against goals mutually agreed upon between Mr. Quillé and the Company. Pursuant to the agreement, Mr. Quillé is eligible to participate in a long term incentive plan, receive an annual car allowance benefit of $10,200 and participate in standard company benefits. Mr. Quillé is entitled to certain benefits if his employment is terminated or upon other events. See “Potential Payments on Termination or Change of Control” below.
Potential Payments on Termination or Change of Control
The information below describes and quantifies certain compensation that would become payable under each named executive officer’s employment agreement if, as of December 31, 2022, their employment had been terminated (including termination in connection with a change in control). Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event. Capitalized terms used below but not defined in this Proxy Statement have the meanings set forth in each of the respective named executive officer’s employment agreement as applicable.
Jennifer L. Locke. In the event Ms. Locke’s employment is terminated by the Company without Cause (as defined in her employment agreement) or by her with Good Reason (as defined in her employment agreement), and she signs a customary release in favor of the Company, she will be entitled to receive a cash severance payment equal to the sum of: (i) 12 months of her then base salary; (ii) an amount equal to her then target annual incentive amount; and (iii) 12 times the monthly amount that is charged to COBRA qualified beneficiaries for the same medical coverage options elected by her immediately prior to her last day of employment (collectively, the “Base Severance Amount”). The Base Severance Amount will be paid to her in installments over a 12 month period, in accordance with the Company’s normal payroll cycle. In addition, Ms. Locke’s equity award of stock options are subject to full acceleration of vesting upon the occurrence of certain events, including: (i) a Change of Control (as defined in the Company’s 2022 Omnibus Incentive Plan); (ii) the termination of employment by the Company without Cause, and (iii) the termination of employment by her for Good Reason.
Karen L. Diepholz. In the event Ms. Diepholz’s employment is terminated by the Company without Cause (as defined in her employment agreement), and she signs a customary release in favor of the Company, the Company shall pay her as severance, an amount equal to six months of her base salary in effect at the time of termination. The severance shall be paid to her in equal installments on the Company’s regularly scheduled payroll dates beginning after the date of termination. In addition, Ms. Diepholz’s equity award of stock options is subject to full acceleration of vesting upon the occurrence of certain events, including: (i) a Change of Control (as defined in the Company’s 2022 Omnibus Incentive Plan); (ii) the termination of employment by the Company without Cause, and (iii) the termination of employment by her for Good Reason.

Nicolas M.E. Quillé. In the event Mr. Quillé’s employment is terminated by the Company without Cause (as defined in his employment agreement) or his termination is deemed by him to have been “Constructive Discharged” (as defined in his employment agreement), he shall be entitled to receive as severance, payment of his base salary in effect at the time of termination for 12 months. The severance shall be paid to him in equal installments on the Company’s regularly scheduled pay roll dates beginning after the date of termination and his execution of a release agreement. The Company will make available COBRA benefits for 18 months, subject to legal limitations at the time, and reimbursement of up to 3 months of COBRA cost. In addition, Mr. Quillé’s equity award of stock options are subject to full acceleration of vesting upon the occurrence of certain events, including: (i) a Change of Control (as defined in the Company’s 2022 Omnibus Incentive Plan); (ii) the termination of employment by the Company without Cause, and (iii) the termination of employment by him for Good Reason.

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, the Company is providing the following information about the relationship between compensation actually paid to our principal executive officer (“PEO”) and non-PEO named executive officers versus certain financial performance of the Company.

Year	Summary compensation table total for PEO (1)	Compensation actually paid to PEO (2)	Average summary compensation table total for non-PEO named executive officers (3)(4)	Average compensation actually paid to non-PEO named executive officers (4)(5)	Value of initial fixed $100 investment based on total shareholder return (6)	Net income (7)
2022	$1,864,464	$397,043	$448,053	$404,269	$104.86	$1,077
2021	$533,301	$647,549	$436,781	$418,229	$154.21	$3,165

(1)The dollar amounts reported are the amounts of total compensation reported for Ms. Locke (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Summary Compensation Table.”
(2)The dollar amounts reported represent the amount of “compensation actually paid” to Ms. Locke, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Ms. Locke during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Ms. Locke’s Summary Compensation Table “Total” compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Deductions from Summary Compensation Table Total (a)	Additions to Summary Compensation Table Total (b)	Compensation Actually Paid to PEO
2022	$1,864,464	$(1,330,567)	$(136,854)	$397,043
2021	$533,301	$(162,887)	$277,135	$647,549
(a)Represents the grant date fair value of equity awards reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.
(b)Reflects the value of equity calculated in accordance with the SEC methodology for determining compensation actually paid under Item 402(v) of Regulation S-K for each year shown. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Equity Value Included in Compensation Actually Paid
	(a)	(b)	(c)	(d) = (a) + (b) + (c)
2022	$—	$(114,556)	$(22,298)	$(136,854)
2021	$137,899	$103,097	$36,139	$277,135

(3)The dollar amounts reported represent the average of the amounts reported for our named executive officers as a group (excluding Ms. Locke, who has served as our Chief Executive Officer since December 2019) in the “Total” column of the Summary Compensation Table in each applicable year. Refer to “Executive Compensation – Summary Compensation Table.”
(4)For 2022 and 2021, our named executive officers (excluding Ms. Locke) consisted of Karen Diepholz and Nicolas Quillé.
(5)The dollar amounts reported represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Ms. Locke), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Ms. Locke) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average Summary Compensation Table “Total” compensation for the named executive officers as a group (excluding Ms. Locke) for each year to determine the compensation actually paid:

Year	Average reported Summary Compensation Table Total for Non-PEO Named Executive Officers	Deductions from Summary Compensation Table Total (a)	Additions to Summary Compensation Table Total (b)	Average Compensation Actually Paid to Non-PEO Named Executive Officers
2022	$448,053	$—	$(43,784)	$404,269
2021	$436,781	$(120,931)	$102,379	$418,229
(a)Represents the grant date fair value of equity awards reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.
(b)Reflects the value of equity calculated in accordance with the SEC methodology for determining compensation actually paid under Item 402(v) of Regulation S-K for each year shown. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Total Average Equity Award Adjustments
	(a)	(b)	(c)	(d) = (a) + (b) + (c)
2022	$—	$(43,926)	$142	$(43,784)
2021	$102,379	$—	$—	$102,379
(6)Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(7)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Cumulative TSR

As demonstrated by the following graph, the amount of compensation actually paid to Ms. Locke and the average amount of compensation actually paid to the Company’s named executive officers as a group (excluding Ms. Locke) are generally aligned with the Company’s cumulative TSR over the two years presented in the table. The alignment of compensation actually paid with the Company’s cumulative TSR over the periods presented is primarily due to the Company’s use of equity incentives, in the form of option awards, which are tied directly to stock price.

Compensation Actually Paid and Net Income

As demonstrated by the following graph, the amount of compensation actually paid to Ms. Locke and the average amount of compensation actually paid to the Company’s named executive officers as a group (excluding Ms. Locke) are generally aligned with the Company’s net income over the two years presented in the table.

Director Compensation
As approved in March 2013, the Company’s non-employee directors receive an annual retainer of $25,000 for serving on the Board of Directors and a per meeting fee of $2,500 for each Board, committee or shareholder meeting attended in person. Mr. Carlson receives an additional $26,000 annually for serving as Chairman of the Audit Committee, and Messrs. Neikrug and Rollins receive an additional $17,000 annually for serving on the Audit Committee. Mr. Rollins receives an additional $26,000 annually for serving as the Chairman of the Compensation Committee and Mr. Neikrug receives an additional $17,000 annually for serving on the Compensation Committee. The Company reimburses directors for reasonable travel expenses incurred in attending Board and committee meetings. The 2022 director compensation for the Company’s non-employee directors is set forth below.

Director Compensation Table
Name	Fees Earned
Directors
Avraham M. Neikrug(1)(2)	$84,000
Douglas M. Carlson(1)(3)	$71,000
Luanne D. Tierney	$35,000
Annette D. Alvarez-Peters	$35,000
John D. Cumming	$32,500
Colby A. Rollins(1)(2)(4)	$93,000
Joseph S. Steinberg	$35,000
(1)    Member of the Audit Committee.
(2)    Member of the Compensation Committee.
(3)    Chairman of the Audit Committee.
(4)    Chairman of the Compensation Committee.

Equity Compensation Plan Information
The Company’s Board of Directors previously adopted an equity compensation plan, which allows the Company to grant incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, and other stock-based awards, and performance-based compensation awards to its officers, employees, and non-employee directors. The equity compensation plan was approved by the Board of Directors and administered by the Compensation Committee, which is authorized to recommend the officers, employees and non-employee directors to whom awards will be granted, and to determine the type and amount of such awards. The maximum number of shares available for issuance under the plan is 1,500,000 with additional information on outstanding awards of stock options and remaining available as of December 31, 2022 detailed below.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes compensation plans under which the Company’s equity securities are authorized for issuance as of December 31, 2022:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	822,000	$ 7.82	678,000
Equity compensation plans not approved by security holders	—	$ —	—
Total	822,000	$ 7.82	678,000
The terms of the equity compensation plans are described in Note 11 “Stockholders’ Equity and Stock-Based Compensation” to the consolidated financial statements included in Part IV, Item 15, Exhibits and Financial Statement Schedules, of the Annual Report.

AUDIT COMMITTEE REPORT
The following is the report of the Company’s Audit Committee with respect to its audited financial statements for the fiscal year ended December 31, 2022.
Review with Management
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements.
Review and Discussions with Independent Registered Public Accounting Firm
The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee also received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence; and has discussed with the independent registered public accounting firm its independence. The Audit Committee also concluded that the independent registered public accounting firm’s provision of audit and non-audit services to the Company and its subsidiaries, as described in this Proxy Statement, was compatible with the independent registered public accounting firm’s independence.
Conclusion
Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

Submitted by the Audit Committee of the
Board of Directors

Douglas M. Carlson, Chairman
Avraham M. Neikrug
Colby A. Rollins

INDEPENDENT ACCOUNTING FIRM FEES
Prior to formation of the Audit Committee, the Board of Directors adopted a policy for pre-approval by the Audit Committee of all audit and non-audit work performed by the Company’s independent registered public accounting firm and has pre-approved (i) certain general categories of work where no specific case-by-case approval is necessary (“general pre-approvals”) and (ii) categories of work which require the specific pre-approval of the Audit Committee (“specific pre-approvals”). For additional services or services in an amount above the annual amount that has been pre-approved, additional authorization from the Audit Committee is required. The Audit Committee has delegated to the Chairman of the Audit Committee the ability to pre-approve all of these services in the absence of the full committee. Any pre-approval decisions made by the Chairman of the Audit Committee under this delegated authority will be reported to the full Audit Committee. All requests for services to be provided by the Company’s independent registered public accounting firm that do not require specific approval by the Audit Committee must be submitted to the Chief Financial Officer of the Company, who determines whether such services are in fact within the scope of those services that have received the general pre-approval of the Audit Committee. The Chief Financial Officer reports to the Audit Committee periodically, at a minimum quarterly.

In accordance with the SEC’s definitions and rules, Audit Fees are fees paid to the Company’s independent registered public accounting firm for professional services for the audit of the Company’s consolidated financial statements included in the Company’s Form 10-K, the review of financial statements included in the Company’s Form 10-Qs, services that are normally provided in connection with statutory and regulatory filings or engagements, assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. Audit Related Fees include professional services for the audit of the Company’s 401K plan, including compliance with regulatory matters, consulting with respect to technical accounting and disclosure rules. For the years ended December 31, 2022 and 2021, BPM LLP, the Company’s independent registered public accounting firm did not perform any tax related services for the Company.
Fees paid to the Company’s independent public accountant associated with the 2022 and 2021 audit consisted of the following:

	Year Ended December 31,
	2022	2021
Audit fees(1)	$ 323,300	$ 315,100
Audit-related fees(2)	13,100	11,000
Total	$ 336,400	$ 326,100

(1)Audit fees are fees paid to the Company’s independent registered public accounting firm for professional services for the audit of the Company’s consolidated financial statements included in the Company’s annual report on Form 10-K, the review of financial statements included in the Company’s quarterly reports on Form 10-Q, services that are normally provided in connection with statutory and regulatory filings or engagements, assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.
(2)Audit-related fees include professional services for the audit of the Company’s 401(k) plan, including compliance with regulatory matters, consulting with respect to technical accounting and disclosure rules.

All fees described above were approved by the Audit Committee.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The ratification of the selection of BPM LLP as the Company’s independent registered public accounting firm is being submitted to stockholders because the Company believes that this action follows sound corporate practice and is in the best interests of the stockholders. If the stockholders do not ratify the selection, the Audit Committee of the Board of Directors will reconsider the selection of the Company’s independent registered public accounting firm, but such a vote will not be binding on the Audit Committee. If the stockholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of a new independent registered public accounting firm at any time during the year if they believe that this change would be in the Company’s and stockholders’ best interests.
The Board of Directors recommends that the stockholders ratify the selection of BPM LLP, an independent registered public accounting firm, as the independent registered public accounting firm to audit the Company’s accounts for 2023. The Audit Committee approved the selection of BPM LLP as the Company’s independent registered public accounting firm for 2023. BPM LLP is currently the Company’s independent registered public accounting firm.
Ratification of the selection of BPM LLP as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted as present and entitled to vote on the proposal and will therefore have the effect of a negative vote. Because this is a “routine” item, the Company does not anticipate any broker non-votes, but to the extent there are, broker non-votes will have no effect on the outcome of the proposal.
The Board of Directors recommends a vote FOR the ratification of the selection of BPM LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2023.

PROPOSAL 3: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)
As required by Section 14A of the Exchange Act and in accordance with SEC rules, stockholders are being given the opportunity to vote at the Annual Meeting on the following advisory resolution regarding the compensation of our named executive officers (commonly referred to as “say-on-pay”):
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”
For more information about the compensation that we paid to our named executive officers during 2022, as well as a description of our overall executive compensation philosophy and program, please refer to the “Executive Compensation” section of this Proxy Statement.
Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to our named executive officers and will not be binding on the Board or the Compensation Committee. However, the Board and the Compensation Committee will consider the outcome of the vote when making future executive compensation decisions.
Based on the results of a separate non-binding advisory stockholder vote on the frequency of future stockholder advisory votes regarding the compensation program for the Company’s named executive officers, commonly referred to as a “say-on-frequency” vote, held at the 2019 Annual Meeting of Stockholders, the Board also determined that it will hold the say-on-pay vote every two years until the next required say-on-frequency vote. The next say-on-pay vote will be held at the 2025 Annual Meeting of Stockholders and the next say-on-frequency vote will occur no later than 2025.
The proposal will be approved if there is an affirmative vote by a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted as present and entitled to vote on the proposal and therefore have the effect of a negative vote. Broker non-votes will have no effect on the outcome of the proposal.
The Board of Directors recommends a vote FOR the advisory resolution approving the compensation of our named executive officers as disclosed in this Proxy Statement.

PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE COMPANY’S CURRENT CERTIFICATE OF INCORPORATION DESIGNED TO PRESERVE THE COMPANY’S TAX BENEFITS
Background and Reasons for the Proposal
Article IX of the Company’s Amended and Restated Certificate of Incorporation entitled “Transfer Restrictions” contains certain restrictions on transfer or other disposition of shares of our common stock designed to preserve certain tax benefits (the “NOL Protective Provisions”). The NOL Protective Provisions have been in place since the Company completed its spin-off from Leucadia National Corporation in February 2013. However, the NOL Protective Provisions expired pursuant to their terms on December 31, 2022.
The Company has significant deferred tax assets, which we may be able to use to offset future taxable income. As of December 31, 2022, the Company had U.S. federal income tax net operating losses (“NOLs”) of approximately $22.5 million, all of which are indefinite lived, and state income tax NOLs of approximately $27.6 million, which expire in 2028 through 2041. These NOLs collectively represent a deferred tax asset of approximately $6.6 million, net of valuation allowance.
Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change” as defined in Section 382 (“Section 382”) of the Code. In general, an ownership change will occur when the percentage of our ownership (by value) by one or more “5-percent shareholders” (as defined in the Code) has increased by more than 50% over the lowest percentage owned by such stockholders at any time during the prior three years (calculated on a rolling basis). An entity that experiences an ownership change generally will be subject to an annual limitation on its pre-ownership change tax losses and credit carryforwards equal to the equity value of the entity immediately before the ownership change, multiplied by the long-term, tax-exempt rate posted monthly by the Internal Revenue Service (“IRS”) (subject to certain adjustments). The annual limitation would be increased each year to the extent that there is an unused limitation in a prior year. The limitation on our ability to utilize our NOLs arising from an ownership change under Section 382 would depend on the value of our equity at the time of any ownership change.
For the purpose of determining whether there has been an ownership change, the change in ownership as a result of purchases by “5-percent shareholders” will be aggregated with certain changes in ownership that occurred over the three-year period ending on the date of such purchases. If the Company were to experience an ownership change, it is possible that a significant portion of our state NOLs would expire before we would be able to use them to offset future taxable income.
Description of the 2023 Charter Amendment
After careful consideration, the Board believes the most effective way to continue to preserve the benefits of our NOLs for long-term stockholder value is to amend our Amended and Restated Certificate of Incorporation to extend the expiration of the NOL Protective Provisions for a three-year period after the Annual Meeting (the “2023 Charter Amendment” and, together with the NOL Protective Provisions, the “382 Transfer Restriction Provisions”).
The purpose of the 2023 Charter Amendment is to protect the long-term value to the Company of our accumulated NOLs by limiting direct or indirect transfers of our common stock that could affect the percentage of our common stock that is treated as being owned by a holder of five percent or more of our common stock. In addition, the 382 Transfer Restriction Provisions include a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases.

We are asking stockholders to adopt and approve the 2023 Charter Amendment to help prevent certain transfers of our common stock that could result in an ownership change under Section 382 and, therefore, significantly impair the value of our NOLs. The Board believes it is advisable and in the best interests of our stockholders to adopt the 2023 Charter Amendment to help protect our NOLs. The Board has unanimously approved the 2023 Charter Amendment, but the 2023 Charter Amendment requires stockholder adoption to be implemented. The Board urges stockholders to carefully read the proposal, the items discussed below under the heading “Certain Considerations Related to the 2023 Charter Amendment and the 382 Transfer Restriction Provisions” and the full terms of the 2023 Charter Amendment and the NOL Protective Provisions contained in Article IX of the Company’s Amended and Restated Certificate of Incorporation. The Board believes that the 382 Transfer Restriction Provisions will serve as an important tool to help prevent an ownership change that could substantially reduce the significant long-term potential benefits of our NOLs. Accordingly, the Board recommends that stockholders adopt the 2023 Charter Amendment.
If the 2023 Charter Amendment is approved and adopted by our stockholders, the 382 Transfer Restriction Provisions would expire on the earliest of (i) July 28, 2026, (ii) the repeal of Section 382 or any successor statute, and (iii) the beginning of a taxable year to which our Board determines that none of our tax benefits, including our NOLs, may be carried forward.
This description of the 2023 Charter Amendment is a summary and is qualified by and subject to the full text of the 2023 Charter Amendment, which is attached to this Proxy Statement as Annex A-1.
If stockholders approve and adopt the 2023 Charter Amendment, it will become effective upon the filing of a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we intend to file shortly after the Annual Meeting. We intend to enforce the restrictions in the 382 Transfer Restriction Provisions immediately thereafter to preserve the future use of our NOLs. We also intend to continue to include a legend reflecting the 382 Transfer Restriction Provisions on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form and to disclose such restrictions to the public generally.
Description of 382 Transfer Restriction Provisions
The following description of the 382 Transfer Restriction Provisions is qualified in its entirety by reference to the full text of the 2023 Charter Amendment, which is attached to this Proxy Statement as Annex A-1. The 2023 Charter Amendment should be read in conjunction with the NOL Protective Provisions, which can be found in Annex A-2. Please read the 2023 Charter Amendment and the NOL Protective Provisions in their entirety, as the discussion below is only a summary.
Prohibited Transfers. The 382 Transfer Restriction Provisions generally restrict any direct or indirect transfer of our common stock if the effect would be to:
•increase the direct or indirect ownership of shares of our common stock by a Person or Persons (as defined below) from less than 5% to 5% or more of shares of our common stock, subject to limited exceptions; or
•increase the percentage of shares of our common stock owned directly or indirectly by a Person owning or deemed to own 5% or more of shares of our common stock, subject to limited exceptions.
“Person” means any individual, corporation, estate, trust, association, company, partnership, joint venture or similar organization.
Transfers restricted by the 382 Transfer Restriction Provisions include sales to Persons or a group of Persons whose resulting percentage ownership (direct or indirect) of our common stock would exceed the 5% threshold discussed above, or to Persons whose direct or indirect ownership of shares of our common stock would by attribution cause another Person to exceed such threshold. The restrictions on transfer and ownership may result in the delay or refusal of certain requested transfers of our common stock. As a result of these rules, the restrictions on transfer and ownership could result in prohibiting ownership (thus requiring dispositions) of our common stock as a result of a change in the relationship between two or more persons or entities, or of a transfer of an interest in an entity other than us, such as an interest in an entity that, directly or indirectly, owns our common stock. The restrictions on transfer and ownership also apply to proscribe the creation or transfer of certain “options” (which is broadly defined by Section 382) in respect of our common stock to the extent that, in certain circumstances, creation, transfer or exercise of the option would result in a proscribed level of ownership.
The restrictions on transfer and ownership contained in the 382 Transfer Restriction Provisions do not apply to an attempted transfer if the transferor or the transferee obtains prior approval of the Board.
Consequences of Prohibited Transfers. Any direct or indirect transfer attempted in violation of the 382 Transfer Restriction Provisions would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares of common stock owned in violation of the 382 Transfer Restriction Provisions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares of our common stock in respect of their exercise. In this Proxy Statement, we refer to our common stock purportedly acquired in violation of the 382 Transfer Restriction Provisions as “excess securities.”
In addition to a prohibited transfer being void as of the date it is attempted, upon written demand by the Company, the purported transferee must transfer the excess securities to our agent along with any dividends or other distributions paid with respect to such excess securities. Our agent will continue to be required to sell such excess securities in an arm’s length transaction (or series of transactions) that would not constitute a violation under the 382 Transfer Restriction Provisions. The net proceeds of the sale, together with any other distributions with respect to such excess securities received by our agent, after deduction of all costs incurred by the agent, will be distributed first to the purported transferee in an amount, if any, up to the cost incurred by the purported transferee to acquire such excess securities, and the balance of the proceeds, if any, will be distributed to a charitable beneficiary. If the transferee or the transferor fails to surrender the excess securities or the proceeds of a sale thereof to our agent within thirty (30) business days from the date on which the Company makes a demand, then the Company will institute legal proceedings to compel such surrender.
Waiver of Transfer Restrictions. The Board will have the discretion to approve a transfer of our common stock that would otherwise violate the 382 Transfer Restriction Provisions. As a condition to granting its consent to such a transfer, the Board may, in its discretion, require an opinion of counsel selected by the Board that the transfer will not result in the application of any Section 382 limitation on the use of our NOLs or other tax benefits.
Effectiveness and Enforceability
Although the 382 Transfer Restriction Provisions are intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur given that:
•The Board can permit a transfer to an acquirer that results or contributes to an ownership change.
•Under the laws of the State of Delaware, our jurisdiction of incorporation, a corporation is conclusively presumed to have acted for a reasonable purpose when restricting the transfer of its securities in its certificate of incorporation for the purpose of maintaining or preserving any tax attribute (including NOLs). However, a court could find that part or all of the 382 Transfer Restriction Provisions is not enforceable, either in general or as to a particular fact situation or class of stockholders.

•Despite the adoption of the 382 Transfer Restriction Provisions, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the 2023 Charter Amendment is made effective.
•An ownership change could be caused or contributed to as a result of our own actions, such as issuing, repurchasing or redeeming shares of our common stock, which we remain free to do if our Board determines that it is in our or our stockholders’ best interests to do so.
•As discussed below under the section entitled “- Certain Considerations Related to the 2023 Charter Amendment and the 382 Transfer Restriction Provisions - Effect of the 2023 Charter Amendment if you vote against it,” a court could find that the 2023 Charter Amendment is unenforceable in general or as applied to a particular stockholder or fact situation.
As a result of these and other factors, the 382 Transfer Restriction Provisions serve to reduce, but do not eliminate, the risk that we will undergo an ownership change.
Section 382 Ownership Change Determinations
The rules of Section 382 are highly complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:
•Stockholders who each own less than 5% of the outstanding stock are generally (but not always) grouped together as separate “5-percent shareholders” (referred to as “public groups”) for purposes of Section 382. Transactions in the public markets among stockholders who are members of a public group are generally (but not always) excluded from the Section 382 calculation.
•There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 “5-percent shareholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities. Ownership is often attributed to pooled investment vehicles, such as mutual funds and hedge funds, but also to investment vehicles which coordinate their investment activities.
•Acquisitions by a person that cause the person to become a Section 382 “5-percent shareholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.
•Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.
•Our redemption or buyback of shares of our common stock may increase the ownership of any Section 382 “5-percent shareholders” (including groups of stockholders who are not themselves “5-percent shareholders”) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent shareholder,” resulting in a 5% (or more) change in ownership. The Company commenced a stock repurchase program in March 2023 that provided for the repurchase of up to an aggregate of 2,000,000 shares of our common stock and adopted a stock trading plan in accordance with Rule 10b5-1 of the Exchange Act to effect the Company’s repurchases under such stock repurchase program.

Certain Considerations Related to the 2023 Charter Amendment and the 382 Transfer Restriction Provisions
The Board believes that attempting to preserve the tax benefits of our NOLs as described in this proposal is in our and our stockholders’ best interests; however, we cannot eliminate the possibility that an ownership change will occur even if this proposal is approved. Please consider the items discussed below in voting on this proposal.
Future Use and Amount of our NOLs and Other Tax Benefits Is Uncertain. Our use of our NOLs and other tax benefits depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or our NOLs or other tax benefits at such time will exceed any potential limitation under Section 382.
Potential Challenge to our NOLs and Other Tax Benefits. The amount of our NOLs has not been audited or otherwise validated by the IRS. The IRS could challenge the amount of our NOLs, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an ownership change has occurred is subject to uncertainty, both because of the complexity and ambiguity of the provisions of Section 382 and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or another taxing authority will not claim that we experienced an ownership change and attempt to reduce the benefit of our NOLs and other tax benefits available to us at such time, even if the 382 Transfer Restriction Provisions are in place.
Continued Possibility of Ownership Change. Although the 382 Transfer Restriction Provisions are intended to reduce the likelihood of an ownership change by, among other things, making certain transfers of our common stock void ab initio to the fullest extent permitted by law, we cannot assure you that they will be effective. The amount by which an ownership interest may change in the future could, for example, be affected by sales of our common stock by stockholders who are 5% shareholders (as defined under Section 382) or by sales or purchases of stock or other interests in corporations, partnerships or other legal entities that own 5% or more of our common stock, over which we have no control. Additionally, it may be in our best interests, taking into account all relevant facts and circumstances at the time, to permit the acquisition of our common stock in excess of the specified limitations or to issue a reasonable amount of equity in the future, all of which may increase the likelihood of an ownership change.
Potential Effects on Liquidity. The 382 Transfer Restriction Provisions are expected to continue to deter persons or groups of persons from acquiring beneficial ownership of our common stock in excess of the specified limitations. A stockholder’s ability to dispose of our common stock may be limited if the 382 Transfer Restriction Provisions reduce the number of persons willing to acquire our common stock or the amount they are able to acquire. A stockholder may violate the restrictions on transfer and ownership set forth in the 382 Transfer Restriction Provisions upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our common stock and consult their own legal advisors and/or us to determine whether their ownership of the shares approaches the proscribed level.
Potential Impact on Value. If the 2023 Charter Amendment is approved, the Board intends to include a legend conspicuously noting the restrictions on transfer and ownership included in the 382 Transfer Restriction Provisions on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire 5% or more of our common stock and certain institutional holders that may not be comfortable holding our common stock with restrictive legends, may not be able or willing to purchase our common stock, the 382 Transfer Restriction Provisions could depress the value of our common stock in an amount that could more than offset any value preserved from protecting our NOLs and future tax benefits.

Anti-Takeover Effect. The 382 Transfer Restriction Provisions may have an “anti-takeover effect” because they may deter a person or group of persons from acquiring beneficial ownership of 5% or more of our common stock and the ability of persons, entities or groups now owning 5% or more of our common stock from acquiring additional shares of our common stock without the approval of the Board. Accordingly, the overall effects of the 382 Transfer Restriction Provisions may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities. Neither the 2023 Charter Amendment nor the 382 Transfer Restriction Provisions are part of a plan by us to adopt a series of anti-takeover measures, and we are not presently aware of any potential takeover transaction.
Effect of the 2023 Charter Amendment if you vote for it and already own 5% or more of our common stock. If you already own 5% or more of our common stock and you vote for the 2023 Charter Amendment, you will remain subject to the 382 Transfer Restriction Provisions and would be able to transfer shares of our common stock only if the transfer does not increase the percentage of stock ownership of another holder of 5% or more of our common stock or create a new holder of 5% or more of our common stock. As a result, you would not be able to sell your shares as a block to a single purchaser. You will remain able to transfer your shares of our common stock through open-market sales to multiple purchasers, as long as those purchasers are not a group for purposes of Section 382. Shares acquired by any person or group in any such transaction will be subject to the 382 Transfer Restriction Provisions.
Effect of the 2023 Charter Amendment if you vote for it and own less than 5% of shares of our common stock. The 2023 Charter Amendment will apply to you, but, so long as you own less than 5% of our common stock you can transfer your shares to a purchaser who, after the sale, also would own less than 5% of our common stock.
Effect of the 2023 Charter Amendment if you vote against it. Under Delaware law, the proposed extension to the restrictions on transfer and ownership will, with respect to shares of our common stock issued prior to the effectiveness of such restrictions, be effective against (i) holders of the shares who voted in favor of this proposal and (ii) purported transferees of shares that were held by a holder who voted for this proposal if (A) the restriction on transfer and ownership is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the restrictions on transfer and ownership (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the 2023 Charter Amendment to be issued with such restrictions conspicuously noted on the certificate(s) representing such shares, and therefore, we expect that under Delaware law such newly issued shares will be subject to the restrictions described herein. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form pursuant to and in accordance with Delaware law. For the purpose of determining whether a stockholder is subject to the 382 Transfer Restriction Provisions after the effective date of the 2023 Charter Amendment, we intend to take the position that all shares issued prior to the effectiveness of the 2023 Charter Amendment that are proposed to be transferred are subject to the 382 Transfer Restriction Provisions, unless a stockholder establishes that it did not vote in favor of the 2023 Charter Amendment. Nonetheless, a court could find that the 2023 Charter Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.
Required Vote for Approval and Recommendation of the Board of Directors
The approval of the 2023 Charter Amendment requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes are considered in determining the number of votes necessary for approval of this proposal and are counted as votes “against” this proposal. Brokers, as nominees for the beneficial owners, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owners of the shares. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the approval of the 2023 Charter Amendment.

The Board of Directors recommends a vote FOR the adoption and approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation designed to preserve the Company’s tax benefits.

ANNUAL REPORT AND COMPANY INFORMATION
A copy of the Annual Report is being furnished to stockholders concurrently herewith. Exhibits to the Annual Report will be furnished to stockholders upon payment of photocopying charges. Stockholders may request a written copy of the Company’s committee charters and Code of Business Practice, which includes the Code of Practice, by writing to Corporate Secretary, Crimson Wine Group, 5901 Silverado Trail, Napa, California 94558. Each of these documents is also available on the Company’s website, www.crimsonwinegroup.com.
HOUSEHOLDING
Intermediaries and other holders of record may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy materials may have been sent to multiple stockholders in your household. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your intermediary or other holder of record, or you may contact the Company in writing to Corporate Secretary, Crimson Wine Group, 5901 Silverado Trail, Napa, California 94558. However, please note that if you received a Notice of Internet Availability and want to receive a paper proxy or voting instruction form or other proxy materials with respect to the Annual Meeting, you should follow the instructions to request such materials included in the Notice of Internet Availability of Proxy Materials that was sent to you.
PROPOSALS BY STOCKHOLDERS
Proposals that stockholders wish to include in the Company’s proxy statement and form of proxy for presentation at the 2024 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at Crimson Wine Group, 5901 Silverado Trail, Napa, California 94558, Attention of Tina Hilger, Corporate Secretary, no later than        , 2024. Any stockholder proposal must be in accordance with the rules and regulations of the SEC.

Proposals to be presented at the 2024 annual meeting that are not intended for inclusion in the proxy statement, including director nominations, must be submitted in accordance with the Company’s bylaws. To be timely, a stockholder’s notice of such a proposal must be delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the 150th day nor later than the close of business on the 120th day prior to the first anniversary date of this year’s annual meeting, which is to be held on July 28, 2023; however, in the event that the date of the 2024 annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 130 days prior to the date of such annual meeting, not later than the 10th day following the date on which public announcement of the date of such meeting is first made by the Company.
In addition to satisfying the advance notice provisions of the Company’s bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide the Company notice that sets forth the information required by Rule 14a-19 under the Exchange Act postmarked to the Company at its corporate headquarters, or transmitted electronically at tina.hilger@crimsonwinegroup.com, no later than May 29, 2024 to comply with the SEC’s universal proxy rules.

Any proxies solicited by the Board of Directors for the 2024 annual meeting may confer discretionary authority to vote on any proposals of which notice is not timely received.
Please refer to the Company’s bylaws for additional information and requirements regarding stockholder proposals and director nominations. The Company will not consider any proposal or nomination that is not timely or otherwise does not meet the Company’s bylaws and the SEC’s requirements for submitting a proposal or nomination, as applicable. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and any other applicable requirements.

By Order of the Board of Directors

Tina Hilger
Corporate Secretary

Virtual Annual Meeting Instructions

Attending the Annual Meeting. To attend the virtual Annual Meeting, you will need to log in to https://web.lumiagm.com/228791521 using the password of crimson2023 (which is case-sensitive) and the 11-digit voter control number included on your notice of Internet availability of proxy materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will begin promptly at 10:00 a.m., Pacific Time. The virtual meeting room will open at 9:00 a.m., Pacific Time for registration and check-in. The Company encourages you to access the meeting prior to the start time and allow ample time for check-in procedures.

Voting Prior to or at the Annual Meeting. You may vote your shares in advance of the Annual Meeting by submitting a proxy at www.voteproxy.com or by requesting a printed copy of the proxy materials and completing, signing, and returning the proxy card enclosed therein. You may also vote during the Annual Meeting by following the instructions available on the meeting website at https://web.lumiagm.com/228791521. Whether or not you plan to attend the Annual Meeting, the Company urges you to vote and submit your proxy in advance of the meeting using one of the methods described in the Proxy Statement.

Submitting Questions for the Annual Meeting. As part of the Annual Meeting, the Company will hold a Q&A session during which it intends to answer questions submitted that are pertinent to the Company and meeting matters, as time permits. You may submit your questions one hour before and during the Annual Meeting by following the instructions available on the meeting website.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank
If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet. A large number of banks and brokerage firms offer Internet voting. If your bank or brokerage firm does not offer Internet voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote in person at the virtual Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on July     , 2023.

You will receive a confirmation of your registration and an 11-digit voter control number by email after the Company receives your registration materials. You may attend the Annual Meeting and vote your shares as detailed above.

ANNEX A-1

PROPOSED 2023 CHARTER AMENDMENT
CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CRIMSON WINE GROUP, LTD.
Crimson Wine Group, Ltd. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:
FIRST: Article IX, Section 1(h) of the Amended and Restated Certificate of Incorporation of the Corporation be, and it hereby is, amended in its entirety to read as follows:
“(h) “Restriction Release Date” means the earliest of (i) July 28, 2026, (ii) the repeal of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”) (and any comparable successor provision) (“Section 382”), or (iii) the beginning of a taxable year of the Corporation as of which no Tax Benefits may be carried forward.”
SECOND: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
THIRD: This Certificate of Amendment shall be effective upon filing.
[Signature Page Follows]

A-1 - 1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer as of the [●] day of [●], 2023.

CRIMSON WINE GROUP, LTD.

By:
    Name:
    Title:

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ANNEX A-2

NOL PROTECTIVE PROVISIONS
ARTICLE IX
TRANSFER RESTRICTIONS
Section 1. Certain Definitions. As used in this Article IX, the following terms have the following respective meanings:
(a) “Acquisition Issuance” means any delivery, issuance, or grant of Corporation Securities by the Corporation in connection with the acquisition, directly or indirectly, of (i) a majority, by vote or value, of the capital stock, partnership interests, membership interests, or other equity interests of another Person or (ii) all or substantially all of the assets of another Person.
(b) “Corporation Securities” means (i) shares of common stock of the Corporation, (ii) shares of preferred stock of the Corporation, (iii) warrants, rights, or options (within the meaning of Treasury Regulation Section 1.382-2T(h)(4)(v)) to purchase stock of the Corporation, and (iv) any other interests that would be treated as “stock” of the Corporation pursuant to Treasury Regulation Section 1.382-2T(f)(18).
(c) “Percentage Stock Ownership” means percentage stock ownership as determined in accordance with Treasury Regulation Section 1.382-2T(g), (h), (j), and (k).
(d) “Five-Percent Shareholder” means a Person or group of Persons that (i) is identified as a “5-percent shareholder” of the Corporation pursuant to Treasury Regulation Section 1.382-2T(g)(1) or (ii) would be treated, under Treasury Regulation Section 1.382-2T(g), (h), (j), and (k), as owning 5% of the common stock of the Corporation.
(e) “Person” means an individual, corporation, estate, trust, association, company, partnership, joint venture or similar organization.
(f) “Prohibited Distributions” means any dividends or other distributions that were received from the Corporation by a Purported Transferee or Purported Holder with respect to Excess Securities.
(g) “Prohibited Transfer” means any purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and void under this Article IX.
(h) “Restriction Release Date” means the earlier of December 31, 2022, the repeal of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”) (and any comparable successor provision) (“Section 382”), or the beginning of a taxable year of the Corporation (or any successor thereof) to which no Tax Benefits may be carried forward.
(i) “Tax Benefits” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any “net unrealized built-in loss” within the meaning of Section 382, of the Corporation or any direct or indirect subsidiary thereof.
(j) “Transfer” means any direct or indirect sale, transfer, assignment, conveyance, pledge, or other disposition. A Transfer also shall include the creation or grant of an option (within the meaning of Treasury Regulation Section 1.382-2T(h)(4)(v)). A Transfer shall not include an issuance or grant of Corporation Securities by the Corporation.
(k) “Treasury Regulation Section 1.382-2T” means the temporary income tax regulations promulgated under Section 382, and any successor regulations. References to any subsection of such regulations include references to any successor subsection thereof.
Section 2. Restrictions.
(a) Any attempted Transfer of Corporation Securities prior to the Restriction Release Date, or any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Restriction Release Date, shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (i) any Person or group of Persons shall become a Five-Percent Shareholder, or (ii) the Percentage Stock Ownership interest in the Corporation of any Five-Percent Shareholder shall be increased; provided, however, that nothing herein contained shall preclude the settlement of any transaction entered into through the over-the-counter market or any stock exchange on which the applicable Corporation Securities are listed.
(b) If, as a result of an Acquisition Issuance prior to the Restriction Release Date, any Person or group of Persons would become a Five-Percent Shareholder, then, notwithstanding anything in the agreement governing the terms of the relevant acquisition to the contrary, the Corporation shall not deliver to the Person that would otherwise be entitled to receive the Corporation Securities in such Acquisition Issuance (the “Purported Holder”) the minimum number of Corporation Securities otherwise deliverable in the Acquisition Issuance such that such Person or group of Persons shall not become a Five-Percent Shareholder (“Excess Issued Securities”). Any and all such Excess Issued Securities shall instead be delivered to the Agent for sale in accordance with Section 4(b)
A-2 - 1

of this Article IX. Any attempted or purported delivery of Excess Issued Securities in violation of this clause (b) shall be void ab initio.
Section 3. Certain Exceptions. The restrictions set forth in Section 2 of this Article IX shall not apply to (a) an attempted Transfer if the transferor or the transferee obtains, or (b) a delivery of Excess Issued Securities if the Purported Holder or the Corporation obtains, the approval of the Board of Directors of the Corporation. Any such approval must expressly waive the applicability of the restrictions set forth in this Section 3 of Article IX. As a condition to granting its approval, the Board of Directors may, in its discretion, require an opinion of counsel selected by the Board of Directors that the Transfer or delivery of Excess Issued Securities shall not result in the application of any Section 382 limitation on the use of the Tax Benefits.
Section 4. Treatment of Excess Transferred Securities and Excess Issued Securities.
(a) No employee or agent of the Corporation shall record any delivery of Excess Issued Securities to a Purported Holder or any Prohibited Transfer, and the Purported Holder and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a shareholder of the Corporation for any purpose whatsoever in respect of the Excess Issued Securities or the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Transferred Securities”, and together with the Excess Issued Securities, the “Excess Securities”). The Purported Transferee and the Purported Holder shall not be entitled with respect to such Excess Securities to any rights of shareholders of the Corporation, including without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any. Once the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities.
(b) If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer or that Excess Issued Securities have been delivered to a Purported Holder, then, upon written demand by the Corporation, the Purported Transferee or Purported Holder shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s or Purported Holder’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall promptly sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it pursuant to the preceding sentence or Section 2(b) of this Article IX, in one or more arm’s-length transactions (through the over-the-counter market or any stock exchange on which the applicable Corporation Securities are listed, if possible); provided, however, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee or Purported Holder has sold the Excess Securities before receiving the Corporation’s demand to surrender the Excess Securities to the Agent, the Purported Transferee or Purported Holder shall be deemed to have sold the Excess Securities on behalf of the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and the proceeds of such sale, except to the extent that the Agent grants written permission to the Purported Transferee or Purported Holder to retain a portion of such Prohibited Distributions or sales proceeds not exceeding the amount that the Purported Transferee or Purported Holder would have received from the Agent pursuant to Section 4(c) of this Article IX if the Agent rather than the Purported Transferee or Purported Holder had sold the Excess Securities.
(c) The Agent shall apply any proceeds of a sale by it of Excess Securities, and any amounts received by the Agent from a Purported Transferee or Purported Holder pursuant to Section 4(b) of this Article IX, as follows: (i) first, in the case of Excess Transferred Securities, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (ii) second, any remaining amounts shall be paid to the Purported Transferee or Purported Holder, up to either (1) the amount paid by the Purported Transferee for the Excess Securities, or (2) the fair market value, calculated on the basis of the closing market price for Corporation Securities on the day before the Acquisition Issuance or attempted Transfer, of the Excess Securities at the time of the Acquisition Issuance or attempted Transfer to the Purported Transferee by gift, inheritance, or similar Transfer, which amount or fair market value shall be determined in the discretion of the Board of Directors; and (iii) third, any remaining amounts shall be paid to one or more organizations qualifying under Section 501(c)(3) of the Code selected by the Board of Directors. The recourse of any Purported Transferee or Purported Holder in respect of any Prohibited Transfer or delivery of Excess Issued Securities shall be limited to the amount payable to the Purported Transferee or Purported Holder pursuant to clause (ii) of the preceding sentence. In no event shall the proceeds of any sale of Excess Securities pursuant to this Article IX inure to the benefit of the Corporation.
(d) If the Purported Transferee or Purported Holder fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty business days from the date on which the Corporation makes a demand pursuant to Section (4)(b) of this Article IX, then the Corporation shall institute legal proceedings to compel the surrender.
(e) The Corporation shall make the demand described in Section 4(b) of this Article IX within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Transferred Securities or that a Purported Holder received Excess Issued Securities; provided, however, that if the Corporation makes such demand at a later date, the provisions of this Article IX shall apply nonetheless.
Section 5. Bylaws, Legends, etc.
(a) The Bylaws of the Corporation shall make appropriate provisions to effectuate the requirements of this Article IX.
(b) All certificates representing Corporation Securities issued after the effectiveness of this Article IX shall bear a conspicuous legend as follows:
A-2 - 2

“THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTIONS PURSUANT TO ARTICLE IX OF THE CERTIFICATE OF INCORPORATION OF CRIMSON WINE GROUP, LTD. REPRINTED IN ITS ENTIRETY ON THE BACK OF THIS CERTIFICATE.”
(c) The Board of Directors of the Corporation shall have the power to determine all matters necessary to determine compliance with this Article IX, including without limitation (i) whether a new Five-Percent Shareholder would be required to be identified in certain circumstances, (ii) whether a Transfer is a Prohibited Transfer, (iii) the Percentage Stock Ownership in the Corporation of any Five-Percent Shareholder, (iv) whether an instrument constitutes a Corporation Security, (v) the amount or fair market value due to a Purported Transferee or Purported Holder pursuant to clause (ii) of Section 4(c) of this Article IX, (vi) whether an issuance of Corporation Securities is an Acquisition Issuance, (vii) the number of Excess Issued Securities with respect to any Purported Holder, and (viii) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article IX.
*    *    *    *    *

A-2 - 3

PRELIMINARY COPY – SUBJECT TO COMPLETION

ANNUAL MEETING OF STOCKHOLDERS OF

CRIMSON WINE GROUP, LTD.

July 28, 2023

PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/228791521 (password: crimson2023) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The 2023 Proxy Statement and the 2022 Annual Report are available at https://crimsonwinegroup.investorroom.com/sec-filings.

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20730303000000000000 3 072823

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND "FOR" ITEMS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect seven (7) Directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ John D. Cumming
- ○ Annette D. Alvarez-Peters
- ○ Douglas M. Carlson
- ○ Avraham M. Neikrug
- ○ Colby A. Rollins
- ○ Joseph S. Steinberg
- ○ Luanne D. Tierney

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Note: Such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of 2023 Annual Meeting of Stockholders, the Proxy Statement and the 2022 Annual Report to Stockholders furnished herewith.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PRELIMINARY COPY – SUBJECT TO COMPLETION

0

CRIMSON WINE GROUP, LTD.

Proxy for Annual Meeting of Stockholders on July 28, 2023

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John D. Cumming and Joseph S. Steinberg, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Crimson Wine Group, Ltd., to be held virtually on July 28, 2023 via live webcast at https://web.lumiagm.com/228791521 (password: crimson2023), and at any adjournments or postponements thereof, as specified on the reverse side. If no choice is specified, this proxy will be voted in accordance with the recommendations of the Board of Directors.

(Continued and to be signed on the reverse side.)

1.1 14475

PRELIMINARY COPY – SUBJECT TO COMPLETION

ANNUAL MEETING OF STOCKHOLDERS OF

CRIMSON WINE GROUP, LTD.

July 28, 2023

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The 2023 Proxy Statement and the 2022 Annual Report are available at https://crimsonwinegroup.investorroom.com/sec-filings.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20730303000000000000 3 072823

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND "FOR" ITEMS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect seven (7) Directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ John D. Cumming
- ○ Annette D. Alvarez-Peters
- ○ Douglas M. Carlson
- ○ Avraham M. Neikrug
- ○ Colby A. Rollins
- ○ Joseph S. Steinberg
- ○ Luanne D. Tierney

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Note: Such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of 2023 Annual Meeting of Stockholders, the Proxy Statement and the 2022 Annual Report to Stockholders furnished herewith.

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.